Section 906 Certifications

I, Charles E. Porter, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended November 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended November 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: January 25, 2007

/s/ Charles E. Porter
______________________
Charles E. Porter
Principal Executive Officer

Section 906 Certifications

I, Steven D. Krichmar, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended November 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended November 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: January 25, 2007

/s/ Steven D. Krichmar
______________________
Steven D. Krichmar
Principal Financial Officer

Attachment A

N-CSR

Period ended November 30, 2006

030   Putnam New York Tax Exempt Income Fund
012   Putnam Equity Income Fund
949   Putnam Classic Equity Fund
060   Putnam High Yield Advantage Fund
398   Putnam Limited Duration Government Income Fund
058   Putnam Investment Grade Municipal Trust
019   Putnam New Jersey Tax Exempt Income Fund
847   Putnam Minnesota Tax Exempt Income Fund
855   Putnam Arizona Tax Exempt Income Fund
168   Putnam Tax Free Health Care Fund
433   Putnam Capital Appreciation Fund
848   Putnam Ohio Tax Exempt Income Fund
845   Putnam Massachusetts Tax Exempt Income Fund
037   Putnam Florida Tax Exempt Income Fund
846   Putnam Michigan Tax Exempt Income Fund
047   Putnam Pennsylvania Tax Exempt Income Fund